                                                                    Exhibit 99.2

                                CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)


                                                  Three Months Ended
                                                       March 31
                                           1997         1996        % Change
                                           ----         ----        --------
  TV
     Sales                                 177           188            -5.9%
     Operating Profit (Loss)                56            54             3.7%
     Depreciation & Amortization            11            14           -21.4%
     Capital Expenditures                    2             3           -33.3%
     EBITDA                                 67            68            -1.5%

  NETWORK
     Sales                                 804           773             4.0%
     Operating Profit (Loss)               (64)           (8)         -700.0%
     Depreciation & Amortization            16            11            45.5%
     Capital Expenditures                    9            14           -35.7%
     EBITDA                                (48)            3         -1700.0%

  RADIO
     Sales                                 313           121           158.7%
     Operating Profit (Loss)                47            20           135.0%
     Depreciation & Amortization            44            10           340.0%
     Capital Expenditures                    3             1           200.0%
     EBITDA                                 91            30           203.3%

  CABLE
     Sales                                  49            42            16.7%
     Operating Profit (Loss)                 -            12          -100.0%
     Depreciation & Amortization             3             2            50.0%
     Capital Expenditures                    6             1           500.0%
     EBITDA                                  3            14           -78.6%

  CORPORATE & OTHER
     Sales                                 (17)           (7)         -142.9%
     Operating Profit (Loss)               (93)         (150)           38.0%
     OP (Loss) without Special Items       (93)          (74)          -25.7%
     Depreciation & Amortization            31            30             3.3%
     Capital Expenditures                    1             2           -50.0%
     EBITDA                                (62)         (120)           48.3%

TOTAL CONTINUING OPERATIONS
     Sales                               1,326         1,117            18.7%
     Operating Profit (Loss)               (54)          (72)           25.0%
     OP (Loss) without Special Items       (54)            4         -1450.0%
     Depreciation & Amortization           105            67            56.7%
     Capital Expenditures                   21            21             -
     EBITDA                                 51            (5)         1120.0%

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                  Three Months Ended
                                                       March 31
                                           1997         1996        % Change
                                           ----         ----        --------
WELCO:
  ENERGY SYSTEMS
     Orders                                246           322           -23.6%
     Backlog                             2,935         3,189            -8.0%
     Sales                                 187           231           -19.0%
     Operating Profit (Loss)               (60)          (26)         -130.8%
     OP (Loss) without Special Items       (60)           (5)        -1100.0%
       OP Margin w/o Special Items       -32.1%         -2.2%            N/A
     Depreciation & Amortization            12            12             -
     Capital Expenditures                    4             7           -42.9%

  POWER GENERATION
     Orders                                219           488           -55.1%
     Backlog                             2,546         3,172           -19.7%
     Sales                                 474           433             9.5%
     Operating Profit (Loss)               (39)         (117)           66.7%
     OP (Loss) without Special Items       (39)          (62)           37.1%
       OP Margin w/o Special Items        -8.2%        -14.3%            N/A
     Depreciation & Amortization            10            14           -28.6%
     Capital Expenditures                   11             6            83.3%

  OTHER POWER SYSTEMS
     Orders                                 (8)         (103)           92.2%
     Backlog                              (539)         (659)           18.2%
     Sales                                 (51)          (50)           -2.0%
     Operating Profit (Loss)               (17)         (306)           94.4%
     OP (Loss) without Special Items       (17)          (17)            -
       OP Margin w/o Special Items        33.3%         34.0%            N/A
     Depreciation & Amortization             -             -             N/A
     Capital Expenditures                    -             -             N/A

TOTAL POWER SYSTEMS
     Orders                                457           707           -35.4%
     Backlog                             4,942         5,702           -13.3%
     Sales                                 610           614            -0.7%
     Operating Profit (Loss)              (116)         (449)           74.2%
     OP (Loss) without Special Items      (116)          (84)          -38.1%
       OP Margin w/o Special Items       -19.0%        -13.7%            N/A
     Depreciation & Amortization            22            26           -15.4%
     Capital Expenditures                   15            13            15.4%

  GOVERNMENT OPERATIONS
     Orders                                  5             1           400.0%
     Backlog                                16            31           -48.4%
     Sales                                  23            25            -8.0%
     Operating Profit (Loss)                10            18           -44.4%
     OP (Loss) without Special Items        10            18           -44.4%
       OP Margin w/o Special Items        43.5%         72.0%            N/A
     Depreciation & Amortization             -             -             N/A
     Capital Expenditures                    -             1          -100.0%

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                  Three Months Ended
                                                       March 31
                                           1997         1996        % Change
                                           ----         ----        --------
  CORPORATE & OTHER
     Orders                                 12            36           -66.7%
     Backlog                                22            39           -43.6%
     Sales                                  17            31           -45.2%
     Operating Profit (Loss)               (17)         (248)           93.1%
     OP (Loss) without Special Items       (17)          (35)           51.4%
       OP Margin w/o Special Items      -100.0%       -112.9%            N/A
     Depreciation & Amortization             2             7           -71.4%
     Capital Expenditures                   (1)            1          -200.0%

TOTAL WELCO
     Orders                                474           744           -36.3%
     Backlog                             4,980         5,772           -13.7%
     Sales                                 650           670            -3.0%
     Operating Profit (Loss)              (123)         (679)           81.9%
     OP (Loss) without Special Items      (123)         (101)          -21.8%
       OP Margin w/o Special Items       -18.9%        -15.1%            N/A
     Depreciation & Amortization            24            33           -27.3%
     Capital Expenditures                   14            15            -6.7%


  THERMO KING
     Orders                                298           282             5.7%
     Backlog                               183           203            -9.9%
     Sales                                 247           252            -2.0%
     Operating Profit (Loss)                47            46             2.2%
     OP (Loss) without Special Items        47            46             2.2%
       OP Margin w/o Special Items        19.0%         18.3%            N/A
     Depreciation & Amortization             4             3            33.3%
     Capital Expenditures                    5             4            25.0%


WELCO and Thermo King are reported
as Discontinued Operations for all
periods.

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)


                                                         Three Months Ended                         Six Months Ended
                                                              June 30                                    June 30
                                                  1997         1996        % Change          1997         1996        % Change
                                                  ----         ----        --------          ----         ----        --------
  TV
     Sales                                        213           226            -5.8%         390           414           -5.8%
     Operating Profit (Loss)                       87            90            -3.3%         143           144           -0.7%
     Depreciation & Amortization                   12            11             9.1%          23            25           -8.0%
     Capital Expenditures                           5             3            66.7%           7             6           16.7%
     EBITDA                                        99           101            -2.0%         166           169           -1.8%

  NETWORK
     Sales                                        645           688            -6.3%       1,449         1,461           -0.8%
     Operating Profit (Loss)                      (23)           78          -129.5%         (87)           70         -224.3%
     Depreciation & Amortization                   15            20           -25.0%          31            31            -
     Capital Expenditures                           7             1           600.0%          16            15            6.7%
     EBITDA                                        (8)           98          -108.2%         (56)          101         -155.4%

  RADIO
     Sales                                        378           145           160.7%         691           266          159.8%
     Operating Profit (Loss)                      113            47           140.4%         160            67          138.8%
     Depreciation & Amortization                   44             8           450.0%          88            18          388.9%
     Capital Expenditures                           3             1           200.0%           6             2          200.0%
     EBITDA                                       157            55           185.5%         248            85          191.8%

  CABLE
     Sales                                         63            51            23.5%         112            93           20.4%
     Operating Profit (Loss)                        3            17           -82.4%           3            29          -89.7%
     Depreciation & Amortization                    3             2            50.0%           6             4           50.0%
     Capital Expenditures                           2             1           100.0%           8             2          300.0%
     EBITDA                                         6            19           -68.4%           9            33          -72.7%

  CORPORATE & OTHER
     Sales                                        (16)          (10)          -60.0%         (33)          (17)         -94.1%
     Operating Profit (Loss)                      (76)          (95)           20.0%        (169)         (245)          31.0%
     OP (Loss) without Special Items              (76)          (95)           20.0%        (169)         (169)           -
     Depreciation & Amortization                   31            34            -8.8%          62            64           -3.1%
     Capital Expenditures                           1            10           -90.0%           2            12          -83.3%
     EBITDA                                       (45)          (61)           26.2%        (107)         (181)          40.9%

TOTAL CONTINUING OPERATIONS
     Sales                                      1,283         1,100            16.6%       2,609         2,217           17.7%
     Operating Profit (Loss)                      104           137           -24.1%          50            65          -23.1%
     OP (Loss) without Special Items              104           137           -24.1%          50           141          -64.5%
     Depreciation & Amortization                  105            75            40.0%         210           142           47.9%
     Capital Expenditures                          18            16            12.5%          39            37            5.4%
     EBITDA                                       209           212            -1.4%         260           207           25.6%

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                         Three Months Ended                         Six Months Ended
                                                              June 30                                    June 30
                                                  1997         1996        % Change          1997         1996        % Change
                                                  ----         ----        --------          ----         ----        --------
WELCO:
  ENERGY SYSTEMS
     Orders                                       229           337           -32.0%         475           659          -27.9%
     Backlog                                    2,966         3,217            -7.8%       2,966         3,217           -7.8%
     Sales                                        309           304             1.6%         496           535           -7.3%
     Operating Profit (Loss)                       17             2           750.0%         (43)          (24)         -79.2%
     OP (Loss) without Special Items               17            13            30.8%         (43)            8         -637.5%
       OP Margin w/o Special Items                5.5%          4.3%            N/A         -8.7%          1.5%           N/A
     Depreciation & Amortization                   11            12            -8.3%          23            24           -4.2%
     Capital Expenditures                           6             7           -14.3%          10            14          -28.6%

  POWER GENERATION
     Orders                                       629           699           -10.0%         848         1,187          -28.6%
     Backlog                                    2,586         3,419           -24.4%       2,586         3,419          -24.4%
     Sales                                        585           465            25.8%       1,059           898           17.9%
     Operating Profit (Loss)                       (2)          (20)           90.0%         (41)         (137)          70.1%
     OP (Loss) without Special Items               (2)          (20)           90.0%         (41)          (82)          50.0%
       OP Margin w/o Special Items               -0.3%         -4.3%            N/A         -3.9%         -9.1%           N/A
     Depreciation & Amortization                   11             9            22.2%          21            23           -8.7%
     Capital Expenditures                           9             6            50.0%          20            12           66.7%

  OTHER POWER SYSTEMS
     Orders                                       (23)          (11)         -109.1%         (31)         (114)          72.8%
     Backlog                                     (492)         (636)           22.6%        (492)         (636)          22.6%
     Sales                                        (56)          (37)          -51.4%        (107)          (87)         -23.0%
     Operating Profit (Loss)                      (14)          (17)           17.6%         (31)         (323)          90.4%
     OP (Loss) without Special Items              (14)          (17)           17.6%         (31)          (34)           8.8%
       OP Margin w/o Special Items               25.0%         45.9%            N/A         29.0%         39.1%           N/A
     Depreciation & Amortization                    -             -             N/A            -             -            N/A
     Capital Expenditures                           -             -             N/A            -             -            N/A

TOTAL POWER SYSTEMS
     Orders                                       835         1,025           -18.5%       1,292         1,732          -25.4%
     Backlog                                    5,060         6,000           -15.7%       5,060         6,000          -15.7%
     Sales                                        838           732            14.5%       1,448         1,346            7.6%
     Operating Profit (Loss)                        1           (35)          102.9%        (115)         (484)          76.2%
     OP (Loss) without Special Items                1           (24)          104.2%        (115)         (108)          -6.5%
       OP Margin w/o Special Items                0.1%         -3.3%            N/A         -7.9%         -8.0%           N/A
     Depreciation & Amortization                   22            21             4.8%          44            47           -6.4%
     Capital Expenditures                          15            13            15.4%          30            26           15.4%

  GOVERNMENT OPERATIONS
     Orders                                         1             1             -              6             2          200.0%
     Backlog                                       14            23           -39.1%          14            23          -39.1%
     Sales                                         24            26            -7.7%          47            51           -7.8%
     Operating Profit (Loss)                       19            13            46.2%          29            31           -6.5%
     OP (Loss) without Special Items               19            13            46.2%          29            31           -6.5%
       OP Margin w/o Special Items               79.2%         50.0%            N/A         61.7%         60.8%           N/A
     Depreciation & Amortization                    1             2           -50.0%           1             2          -50.0%
     Capital Expenditures                           1             1             -              1             2          -50.0%

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                         Three Months Ended                         Six Months Ended
                                                              June 30                                    June 30
                                                  1997         1996        % Change          1997         1996        % Change
                                                  ----         ----        --------          ----         ----        --------
  CORPORATE & OTHER
     Orders                                         4            29           -86.2%          16            65          -75.4%
     Backlog                                       15            44           -65.9%          15            44          -65.9%
     Sales                                          9            30           -70.0%          26            61          -57.4%
     Operating Profit (Loss)                      (29)         (193)           85.0%         (46)         (441)          89.6%
     OP (Loss) without Special Items              (29)          (29)            -            (46)          (64)          28.1%
       OP Margin w/o Special Items             -322.2%        -96.7%            N/A       -176.9%       -104.9%           N/A
     Depreciation & Amortization                    4             5           -20.0%           6            12          -50.0%
     Capital Expenditures                           2             2             -              1             3          -66.7%

TOTAL WELCO
     Orders                                       840         1,055           -20.4%       1,314         1,799          -27.0%
     Backlog                                    5,089         6,067           -16.1%       5,089         6,067          -16.1%
     Sales                                        871           788            10.5%       1,521         1,458            4.3%
     Operating Profit (Loss)                       (9)         (215)           95.8%        (132)         (894)          85.2%
     OP (Loss) without Special Items               (9)          (40)           77.5%        (132)         (141)           6.4%
       OP Margin w/o Special Items               -1.0%         -5.1%            N/A         -8.7%         -9.7%           N/A
     Depreciation & Amortization                   27            28            -3.6%          51            61          -16.4%
     Capital Expenditures                          18            16            12.5%          32            31            3.2%


  THERMO KING
     Orders                                       268           239            12.1%         566           521            8.6%
     Backlog                                      163           156             4.5%         163           156            4.5%
     Sales                                        259           261            -0.8%         506           513           -1.4%
     Operating Profit (Loss)                       51            47             8.5%          98            93            5.4%
     OP (Loss) without Special Items               51            47             8.5%          98            93            5.4%
       OP Margin w/o Special Items               19.7%         18.0%            N/A         19.4%         18.1%           N/A
     Depreciation & Amortization                    4             3            33.3%           8             6           33.3%
     Capital Expenditures                           5             3            66.7%          10             7           42.9%


WELCO and Thermo King are reported
as Discontinued Operations for all
periods.

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                         Three Months Ended                         Nine Months Ended
                                                            September 30                              September 30
                                                  1997         1996        % Change          1997         1996        % Change
                                                  ----         ----        --------          ----         ----        --------
  TV
     Sales                                         195           169            15.4%         585           583            0.3%
     Operating Profit (Loss)                        67            47            42.6%         210           191            9.9%
     Depreciation & Amortization                    11            11             -             34            36           -5.6%
     Capital Expenditures                            7             3           133.3%          14             9           55.6%
     EBITDA                                         78            58            34.5%         244           227            7.5%

  NETWORK
     Sales                                         672           560            20.0%       2,121         2,021            4.9%
     Operating Profit (Loss)                        30            17            76.5%         (57)           87         -165.5%
     Depreciation & Amortization                    17            16             6.3%          48            47            2.1%
     Capital Expenditures                           18            10            80.0%          34            25           36.0%
     EBITDA                                         47            33            42.4%          (9)          134         -106.7%

  RADIO
     Sales                                         374           136           175.0%       1,065           402          164.9%
     Operating Profit (Loss)                       102            42           142.9%         262           109          140.4%
     Depreciation & Amortization                    45             8           462.5%         133            26          411.5%
     Capital Expenditures                            4             2           100.0%          10             4          150.0%
     EBITDA                                        147            50           194.0%         395           135          192.6%

  CABLE
     Sales                                          58            50            16.0%         170           143           18.9%
     Operating Profit (Loss)                        (1)           10          -110.0%           2            39          -94.9%
     Depreciation & Amortization                     3             2            50.0%           9             6           50.0%
     Capital Expenditures                            2             4           -50.0%          10             6           66.7%
     EBITDA                                          2            12           -83.3%          11            45          -75.6%

  CORPORATE & OTHER
     Sales                                         (16)           (5)         -220.0%         (49)          (22)        -122.7%
     Operating Profit (Loss)                       (95)          (76)          -25.0%        (264)         (321)          17.8%
     OP (Loss) without Special Items               (95)          (76)          -25.0%        (264)         (245)          -7.8%
     Depreciation & Amortization                    31            31             -             93            95           -2.1%
     Capital Expenditures                            2             1           100.0%           4            13          -69.2%
     EBITDA                                        (64)          (45)          -42.2%        (171)         (226)          24.3%

TOTAL CONTINUING OPERATIONS
     Sales                                       1,283           910            41.0%       3,892         3,127           24.5%
     Operating Profit (Loss)                       103            40           157.5%         153           105           45.7%
     OP (Loss) without Special Items               103            40           157.5%         153           181          -15.5%
     Depreciation & Amortization                   107            68            57.4%         317           210           51.0%
     Capital Expenditures                           33            20            65.0%          72            57           26.3%
     EBITDA                                        210           108            94.4%         470           315           49.2%

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                         Three Months Ended                        Nine Months Ended
                                                           September 30                               September 30
                                                  1997         1996        % Change          1997         1996        % Change
                                                  ----         ----        --------          ----         ----        --------
WELCO:
  ENERGY SYSTEMS
     Orders                                        312           279            11.8%         787           938          -16.1%
     Backlog                                     2,697         3,292           -18.1%       2,697         3,292          -18.1%
     Sales                                         265           280            -5.4%         761           815           -6.6%
     Operating Profit (Loss)                         7            15           -53.3%         (36)           (9)        -300.0%
     OP (Loss) without Special Items                 7            15           -53.3%         (36)           23         -256.5%
       OP Margin w/o Special Items                 2.6%          5.4%            N/A         -4.7%          2.8%           N/A
     Depreciation & Amortization                    13             9            44.4%          36            33            9.1%
     Capital Expenditures                            4             5           -20.0%          14            19          -26.3%

  POWER GENERATION
     Orders                                        204           538           -62.1%       1,052         1,725          -39.0%
     Backlog                                     2,354         2,957           -20.4%       2,354         2,957          -20.4%
     Sales                                         405           527           -23.1%       1,464         1,425            2.7%
     Operating Profit (Loss)                      (232)            5         -4740.0%        (273)         (132)        -106.8%
     OP (Loss) without Special Items              (232)            5         -4740.0%        (273)          (77)        -254.5%
       OP Margin w/o Special Items               -57.3%          0.9%            N/A        -18.6%         -5.4%           N/A
     Depreciation & Amortization                    11             5           120.0%          32            28           14.3%
     Capital Expenditures                            8            20           -60.0%          28            32          -12.5%

  OTHER POWER SYSTEMS
     Orders                                        (48)           (8)         -500.0%         (79)         (122)          35.2%
     Backlog                                      (533)         (445)          -19.8%        (533)         (445)         -19.8%
     Sales                                         (48)          (38)          -26.3%        (155)         (125)         -24.0%
     Operating Profit (Loss)                       (21)          (20)           -5.0%         (52)         (343)          84.8%
     OP (Loss) without Special Items               (21)          (20)           -5.0%         (52)          (54)           3.7%
       OP Margin w/o Special Items                43.8%         52.6%            N/A         33.5%         43.2%           N/A
     Depreciation & Amortization                     -             -             N/A            -             -            N/A
     Capital Expenditures                            -             -             N/A            -             -            N/A

TOTAL POWER SYSTEMS
     Orders                                        468           809           -42.2%       1,760         2,541          -30.7%
     Backlog                                     4,518         5,804           -22.2%       4,518         5,804          -22.2%
     Sales                                         622           769           -19.1%       2,070         2,115           -2.1%
     Operating Profit (Loss)                      (246)            -             N/A         (361)         (484)          25.4%
     OP (Loss) without Special Items              (246)            -             N/A         (361)         (108)        -234.3%
       OP Margin w/o Special Items               -39.5%            -             N/A        -17.4%         -5.1%           N/A
     Depreciation & Amortization                    24            14            71.4%          68            61           11.5%
     Capital Expenditures                           12            25           -52.0%          42            51          -17.6%

  GOVERNMENT OPERATIONS
     Orders                                         18             1          1700.0%          24             3          700.0%
     Backlog                                        25            22            13.6%          25            22           13.6%
     Sales                                          25            27            -7.4%          72            78           -7.7%
     Operating Profit (Loss)                        13            18           -27.8%          42            49          -14.3%
     OP (Loss) without Special Items                13            18           -27.8%          42            49          -14.3%
       OP Margin w/o Special Items                52.0%         66.7%            N/A         58.3%         62.8%           N/A
     Depreciation & Amortization                     -             1          -100.0%           1             3          -66.7%
     Capital Expenditures                            -             -             N/A            1             2          -50.0%

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                         Three Months Ended                        Nine Months Ended
                                                           September 30                               September 30
                                                  1997         1996        % Change          1997         1996        % Change
                                                  ----         ----        --------          ----         ----        --------
  CORPORATE & OTHER
     Orders                                         18            12            50.0%          34            77          -55.8%
     Backlog                                        17            21           -19.0%          17            21          -19.0%
     Sales                                          13            28           -53.6%          39            89          -56.2%
     Operating Profit (Loss)                       (21)          (17)          -23.5%         (67)         (458)          85.4%
     OP (Loss) without Special Items               (21)          (17)          -23.5%         (67)          (81)          17.3%
       OP Margin w/o Special Items              -161.5%        -60.7%            N/A       -171.8%        -91.0%           N/A
     Depreciation & Amortization                     5             4            25.0%          11            16          -31.3%
     Capital Expenditures                           (1)            1          -200.0%           -             4         -100.0%

TOTAL WELCO
     Orders                                        504           822           -38.7%       1,818         2,621          -30.6%
     Backlog                                     4,560         5,847           -22.0%       4,560         5,847          -22.0%
     Sales                                         660           824           -19.9%       2,181         2,282           -4.4%
     Operating Profit (Loss)                      (254)            1        -25500.0%        (386)         (893)          56.8%
     OP (Loss) without Special Items              (254)            1        -25500.0%        (386)         (140)        -175.7%
       OP Margin w/o Special Items               -38.5%          0.1%            N/A        -17.7%         -6.1%           N/A
     Depreciation & Amortization                    29            19            52.6%          80            80            -
     Capital Expenditures                           11            26           -57.7%          43            57          -24.6%


  THERMO KING
     Orders                                        264           210            25.7%         830           731           13.5%
     Backlog                                       180           121            48.8%         180           121           48.8%
     Sales                                         262           234            12.0%         768           747            2.8%
     Operating Profit (Loss)                        53            49             8.2%         151           142            6.3%
     OP (Loss) without Special Items                53            49             8.2%         151           142            6.3%
       OP Margin w/o Special Items                20.2%         20.9%            N/A         19.7%         19.0%           N/A
     Depreciation & Amortization                     3             3             -             11             9           22.2%
     Capital Expenditures                            6             3           100.0%          16            10           60.0%


WELCO and Thermo King are reported
as Discontinued Operations for all
periods.

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                     Three Months Ended      Total Year
                                        December 31          December 31
                                           1996                 1996
                                           ----                 ----
  TV
     Sales                                     226             809
     Operating Profit (Loss)                   104             295
     Depreciation & Amortization                 9              45
     Capital Expenditures                       18              27
     EBITDA                                    113             340

  NETWORK
     Sales                                     596           2,617
     Operating Profit (Loss)                   (96)             (9)
     Depreciation & Amortization                16              63
     Capital Expenditures                        9              34
     EBITDA                                    (80)             54

  RADIO
     Sales                                     152             554
     Operating Profit (Loss)                    52             161
     Depreciation & Amortization                10              36
     Capital Expenditures                        2               6
     EBITDA                                     62             197

  CABLE
     Sales                                      48             191
     Operating Profit (Loss)                     1              40
     Depreciation & Amortization                 2               8
     Capital Expenditures                        3               9
     EBITDA                                      3              48

  CORPORATE & OTHER
     Sales                                      (6)            (28)
     Operating Profit (Loss)                  (112)           (433)
     OP (Loss) without Special Items          (103)           (348)
     Depreciation & Amortization                32             127
     Capital Expenditures                        4              17
     EBITDA                                    (80)           (306)

TOTAL CONTINUING OPERATIONS
     Sales                                   1,016           4,143
     Operating Profit (Loss)                   (51)             54
     OP (Loss) without Special Items           (42)            139
     Depreciation & Amortization                69             279
     Capital Expenditures                       36              93
     EBITDA                                     18             333

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                     Three Months Ended      Total Year
                                        December 31          December 31
                                           1996                 1996
                                           ----                 ----
WELCO:
  ENERGY SYSTEMS
     Orders                                    235           1,173
     Backlog                                 3,207           3,207
     Sales                                     419           1,234
     Operating Profit (Loss)                   (21)            (30)
     OP (Loss) without Special Items            71              94
       OP Margin w/o Special Items            16.9%            7.6%
     Depreciation & Amortization                14              47
     Capital Expenditures                       15              34

  POWER GENERATION
     Orders                                    775           2,500
     Backlog                                 2,792           2,792
     Sales                                     747           2,172
     Operating Profit (Loss)                    57             (75)
     OP (Loss) without Special Items            75              (2)
       OP Margin w/o Special Items            10.0%          -0.1%
     Depreciation & Amortization                18              46
     Capital Expenditures                        6              38

  OTHER POWER SYSTEMS
     Orders                                     (5)           (127)
     Backlog                                  (585)           (585)
     Sales                                     (47)           (172)
     Operating Profit (Loss)                   (19)           (362)
     OP (Loss) without Special Items           (19)            (73)
       OP Margin w/o Special Items            40.4%           42.4%
     Depreciation & Amortization                 -               -
     Capital Expenditures                        -               -

TOTAL POWER SYSTEMS
     Orders                                  1,005           3,546
     Backlog                                 5,414           5,414
     Sales                                   1,119           3,234
     Operating Profit (Loss)                    17            (467)
     OP (Loss) without Special Items           127              19
       OP Margin w/o Special Items            11.3%            0.6%
     Depreciation & Amortization                32              93
     Capital Expenditures                       21              72

  GOVERNMENT OPERATIONS
     Orders                                      2               5
     Backlog                                    16              16
     Sales                                      43             121
     Operating Profit (Loss)                    14              63
     OP (Loss) without Special Items            22              71
       OP Margin w/o Special Items            51.2%           58.7%
     Depreciation & Amortization                 -               3
     Capital Expenditures                        -               2

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                     Three Months Ended      Total Year
                                        December 31          December 31
                                           1996                 1996
                                           ----                 ----
  CORPORATE & OTHER
     Orders                                     (8)             69
     Backlog                                    34              34
     Sales                                      23             112
     Operating Profit (Loss)                   (27)           (485)
     OP (Loss) without Special Items           (10)            (91)
       OP Margin w/o Special Items           -43.5%          -81.3%
     Depreciation & Amortization                 3              19
     Capital Expenditures                       (2)              2

TOTAL WELCO
     Orders                                    999           3,620
     Backlog                                 5,464           5,464
     Sales                                   1,185           3,467
     Operating Profit (Loss)                     4            (889)
     OP (Loss) without Special Items           139              (1)
       OP Margin w/o Special Items            11.7%            0.0%
     Depreciation & Amortization                35             115
     Capital Expenditures                       19              76


  THERMO KING
     Orders                                    257             988
     Backlog                                   127             127
     Sales                                     249             996
     Operating Profit (Loss)                    45             187
     OP (Loss) without Special Items            51             193
       OP Margin w/o Special Items            20.5%           19.4%
     Depreciation & Amortization                 4              13
     Capital Expenditures                       11              21


WELCO and Thermo King are reported
as Discontinued Operations for all
periods.

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                               Three Months Ended                       Total Year
                                                Mar. 31       June 30       Sep. 30      Dec. 31        December 31
                                                  1995         1995          1995          1995            1995
                                                  ----         ----          ----          ----            ----
  TV
     Sales                                      74              90              82             159             405
     Operating Profit (Loss)                    26              42              26              55             149
     Depreciation & Amortization                 3               2               4               9              18
     Capital Expenditures                        -               3               2               6              11
     EBITDA                                     29              44              30              64             167

  NETWORK
     Sales                                       5               5               4             238             252
     Operating Profit (Loss)                    (8)             (8)             (6)              4             (18)
     Depreciation & Amortization                 -               -               -               5               5
     Capital Expenditures                        -               -               -               1               1
     EBITDA                                     (8)             (8)             (6)              9             (13)

  RADIO
     Sales                                      43              50              42              81             216
     Operating Profit (Loss)                     7              16              12              20              55
     Depreciation & Amortization                 4               4               4               4              16
     Capital Expenditures                        1               1               3               4               9
     EBITDA                                     11              20              16              24              71

  CABLE
     Sales                                      30              38              37              38             143
     Operating Profit (Loss)                     8              13              12               7              40
     Depreciation & Amortization                 1               1               2               2               6
     Capital Expenditures                        1               2               3               3               9
     EBITDA                                      9              14              14               9              46

  CORPORATE & OTHER
     Sales                                      24              34               -               -              58
     Operating Profit (Loss)                    (1)            (12)            (48)             (5)            (66)
     OP (Loss) without Special Items            (1)            (12)            (23)             (5)            (41)
     Depreciation & Amortization                 1               1               -              10              12
     Capital Expenditures                        -               -               -               2               2
     EBITDA                                      -             (11)            (48)              5             (54)

TOTAL CONTINUING OPERATIONS
     Sales                                     176             217             165             516           1,074
     Operating Profit (Loss)                    32              51              (4)             81             160
     OP (Loss) without Special Items            32              51              21              81             185
     Depreciation & Amortization                 9               8              10              30              57
     Capital Expenditures                        2               6               8              16              32
     EBITDA                                     41              59               6             111             217

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                              Three Months Ended                      Total Year
                                                Mar. 31       June 30       Sep. 30      Dec. 31      December 31
                                                  1995         1995          1995          1995          1995
                                                  ----         ----          ----          ----          ----
WELCO:
  ENERGY SYSTEMS
     Orders                                    377             281             240             333           1,231
     Backlog                                 3,397           3,376           3,309           3,203           3,203
     Sales                                     284             332             306             447           1,369
     Operating Profit (Loss)                     6              27              13              68             114
     OP (Loss) without Special Items             6              33              14              77             130
       OP Margin w/o Special Items             2.1%            9.9%            4.6%           17.2%            9.5%
     Depreciation & Amortization                13              12              14              10              49
     Capital Expenditures                        5               8               7              17              37

  POWER GENERATION
     Orders                                    579             358             621             842           2,400
     Backlog                                 3,056           2,968           2,983           3,262           3,262
     Sales                                     310             433             384             591           1,718
     Operating Profit (Loss)                   (43)            (17)            (32)             35             (57)
     OP (Loss) without Special Items           (43)            (17)             (4)             35             (29)
       OP Margin w/o Special Items           -13.9%           -3.9%           -1.0%            5.9%           -1.7%
     Depreciation & Amortization                11              12              11              10              44
     Capital Expenditures                        4              14              11              35              64

  OTHER POWER SYSTEMS
     Orders                                     (4)             (9)             (4)            (62)            (79)
     Backlog                                  (621)           (606)           (583)           (610)           (610)
     Sales                                     (37)            (28)            (34)            (39)           (138)
     Operating Profit (Loss)                   (14)            (17)            (61)           (213)           (305)
     OP (Loss) without Special Items           (14)            (17)            (16)            (22)            (69)
       OP Margin w/o Special Items            37.8%           60.7%           47.1%           56.4%           50.0%
     Depreciation & Amortization                 -               -               -               -               -
     Capital Expenditures                        -               -               -               -               -

TOTAL POWER SYSTEMS
     Orders                                    952             630             857           1,113           3,552
     Backlog                                 5,832           5,738           5,709           5,855           5,855
     Sales                                     557             737             656             999           2,949
     Operating Profit (Loss)                   (51)             (7)            (80)           (110)           (248)
     OP (Loss) without Special Items           (51)             (1)             (6)             90              32
       OP Margin w/o Special Items            -9.2%           -0.1%           -0.9%            9.0%            1.1%
     Depreciation & Amortization                24              24              25              20              93
     Capital Expenditures                        9              22              18              52             101

  GOVERNMENT OPERATIONS
     Orders                                      5               7               4               3              19
     Backlog                                    67              61              57              39              39
     Sales                                      27              34              38              56             155
     Operating Profit (Loss)                    15              19              25              22              81
     OP (Loss) without Special Items            15              19              25              22              81
       OP Margin w/o Special Items            55.6%           55.9%           65.8%           39.3%           52.3%
     Depreciation & Amortization                 -               -               1               -               1
     Capital Expenditures                        -               1               -               1               2

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                              Three Months Ended                      Total Year
                                                Mar. 31       June 30       Sep. 30      Dec. 31      December 31
                                                  1995         1995          1995          1995          1995
                                                  ----         ----          ----          ----          ----
  CORPORATE & OTHER
     Orders                                    103              76              66              36             281
     Backlog                                   125              72              61              47              47
     Sales                                     102             101              80              48             331
     Operating Profit (Loss)                   (22)            (26)            (43)            (21)           (112)
     OP (Loss) without Special Items           (22)            (26)            (29)            (21)            (98)
       OP Margin w/o Special Items           -21.6%          -25.7%          -36.3%          -43.8%          -29.6%
     Depreciation & Amortization                 8               6               9               3              26
     Capital Expenditures                        5               4               5               6              20

TOTAL WELCO
     Orders                                  1,060             713             927           1,152           3,852
     Backlog                                 6,024           5,871           5,827           5,941           5,941
     Sales                                     686             872             774           1,103           3,435
     Operating Profit (Loss)                   (58)            (14)            (98)           (109)           (279)
     OP (Loss) without Special Items           (58)             (8)            (10)             91              15
       OP Margin w/o Special Items            -8.5%           -0.9%           -1.3%            8.3%            0.4%
     Depreciation & Amortization                32              30              35              23             120
     Capital Expenditures                       14              27              23              59             123


  THERMO KING
     Orders                                    305             273             192             217             987
     Backlog                                   314             304             228             169             169
     Sales                                     266             278             264             231           1,039
     Operating Profit (Loss)                    45              48              47              40             180
     OP (Loss) without Special Items            45              48              47              40             180
       OP Margin w/o Special Items            16.9%           17.3%           17.8%           17.3%           17.3%
     Depreciation & Amortization                 4               4               4               2              14
     Capital Expenditures                        6               6               4               7              23


WELCO and Thermo King are reported
as Discontinued Operations for all
periods.

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                             Total Year
                                                            December 31
                                                  1994         1993          1992
                                                  ----         ----          ----
  TV
     Sales                                          325           287           304
     Operating Profit (Loss)                        130            92            99
     Depreciation & Amortization                      9             9             9
     Capital Expenditures                            12            12            10
     EBITDA                                         139           101           108

  NETWORK
     Sales                                           26            31            43
     Operating Profit (Loss)                        (13)          (13)           (5)
     Depreciation & Amortization                      1             2             1
     Capital Expenditures                             1             -             -
     EBITDA                                         (12)          (11)           (4)

  RADIO
     Sales                                          175           181           177
     Operating Profit (Loss)                         47            44            34
     Depreciation & Amortization                     16            15            15
     Capital Expenditures                             8             3             3
     EBITDA                                          63            59            49

  CABLE
     Sales                                          125           119           108
     Operating Profit (Loss)                         35            29            27
     Depreciation & Amortization                      5             5             4
     Capital Expenditures                            11             5             6
     EBITDA                                          40            34            31

  CORPORATE & OTHER
     Sales                                           93            66           122
     Operating Profit (Loss)                        (48)         (106)          (87)
     OP (Loss) without Special Items                (50)          (66)          (87)
     Depreciation & Amortization                     10             3             1
     Capital Expenditures                             5             3             1
     EBITDA                                         (38)         (103)          (86)

TOTAL CONTINUING OPERATIONS
     Sales                                          744           684           754
     Operating Profit (Loss)                        151            46            68
     OP (Loss) without Special Items                149            86            68
     Depreciation & Amortization                     41            34            30
     Capital Expenditures                            37            23            20
     EBITDA                                         192            80            98

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                            Total Year
                                                            December 31
                                                  1994         1993          1992
                                                  ----         ----          ----
WELCO:
  ENERGY SYSTEMS
     Orders                                       1,359         1,500         1,152
     Backlog                                      3,259         3,267         3,151
     Sales                                        1,364         1,420         1,389
     Operating Profit (Loss)                        114           164           186
     OP (Loss) without Special Items                140           209           186
       OP Margin w/o Special Items                 10.3%         14.7%         13.4%
     Depreciation & Amortization                     49            50            51
     Capital Expenditures                            39            42            37

  POWER GENERATION
     Orders                                       2,524         2,239         2,027
     Backlog                                      2,683         2,342         2,103
     Sales                                        1,630         1,781         1,847
     Operating Profit (Loss)                         82            (7)          126
     OP (Loss) without Special Items                 77           119           126
       OP Margin w/o Special Items                  4.7%          6.7%          6.8%
     Depreciation & Amortization                     46            46            44
     Capital Expenditures                            48            38            40

  OTHER POWER SYSTEMS
     Orders                                         (33)          (33)          (28)
     Backlog                                       (636)         (694)         (717)
     Sales                                         (149)         (123)          (91)
     Operating Profit (Loss)                        (79)         (201)          (51)
     OP (Loss) without Special Items                (79)          (76)          (51)
       OP Margin w/o Special Items                 53.0%         61.8%         56.0%
     Depreciation & Amortization                      -             -             -
     Capital Expenditures                             -             -             -

TOTAL POWER SYSTEMS
     Orders                                       3,850         3,706         3,151
     Backlog                                      5,306         4,915         4,537
     Sales                                        2,845         3,078         3,145
     Operating Profit (Loss)                        117           (44)          261
     OP (Loss) without Special Items                138           252           261
       OP Margin w/o Special Items                  4.9%          8.2%          8.3%
     Depreciation & Amortization                     95            96            95
     Capital Expenditures                            87            80            77

  GOVERNMENT OPERATIONS
     Orders                                          46            81            20
     Backlog                                         70            67             9
     Sales                                          133           104           107
     Operating Profit (Loss)                         77            71            79
     OP (Loss) without Special Items                 77            71            79
       OP Margin w/o Special Items                 57.9%         68.3%         73.8%
     Depreciation & Amortization                      2             1             1
     Capital Expenditures                             2             2             1

                               CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                            Total Year
                                                            December 31
                                                  1994         1993          1992
                                                  ----         ----          ----
  CORPORATE & OTHER
     Orders                                         468           587           575
     Backlog                                        122           211           194
     Sales                                          552           593           580
     Operating Profit (Loss)                       (123)         (186)          (56)
     OP (Loss) without Special Items               (123)         (104)          (56)
       OP Margin w/o Special Items                -22.3%        -17.5%         -9.7%
     Depreciation & Amortization                     30            40            37
     Capital Expenditures                            20            27            28

TOTAL WELCO
     Orders                                       4,364         4,374         3,746
     Backlog                                      5,498         5,193         4,740
     Sales                                        3,530         3,775         3,832
     Operating Profit (Loss)                         71          (159)          284
     OP (Loss) without Special Items                 92           219           284
       OP Margin w/o Special Items                  2.6%          5.8%          7.4%
     Depreciation & Amortization                    127           137           133
     Capital Expenditures                           109           109           106


  THERMO KING
     Orders                                         972           735           679
     Backlog                                        279           153           129
     Sales                                          851           694           686
     Operating Profit (Loss)                        140           114           108
     OP (Loss) without Special Items                140           114           108
       OP Margin w/o Special Items                 16.5%         16.4%         15.7%
     Depreciation & Amortization                     13            12            12
     Capital Expenditures                            19            14            10


WELCO and Thermo King are reported
as Discontinued Operations for all
periods.